UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 14, 2011

MEDISWIPE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-1321002	20-8484256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 PGA Blvd. Suite 900, Palm Beach Gardens, Fl. 33410

(Address of principal executive offices, including zip code)

(305) 396-9097

(Registrant's telephone number, including area code)

CANNABIS MEDICAL SOLUTIONS, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

     .     Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 14, 2011 the Company filed Amended and Restated Articles of Incorporation (the “Amendment”) with the Secretary of Delaware, pursuant to which the Company changed its name from Cannabis Medical Solutions, Inc. to Mediswipe Inc. The Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In connection with the name change, the Company will change its CUSIP number and trading symbol. Upon change of the trading symbol, the Company will file a Current Report on Form 8-K.

On June 17, 2011, the Company issued a press release announcing the transaction described above. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation, effective June 14, 2011as filed with the Delaware Secretary of State.

99.1	Press Release, dated June 17, 2011, entitled “Cannabis Medical Solutions, Inc. Announces Name Change To Mediswipe Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDISWIPE INC.

By:	/s/ B. Michael Friedman
Name:	B. Michael Friedman
Title:	Chief Executive Officer

Dated:	6/16/2011